August 1, 2016

THE DREYFUS/LAUREL FUNDS, INC.

-         Dreyfus Opportunistic Fixed Income Fund

Supplement to Summary and Statutory Prospectuses

 dated March 1, 2016

The following information supersedes and replaces the second paragraph in “Portfolio Management” in the summary prospectus and “Fund Summary – Portfolio Management” in the statutory prospectus:

David Leduc, CFA, David Horsfall, CFA, Brendan Murphy, CFA, and Raman Srivastava, CFA, are the fund's primary portfolio managers, positions they have held since October 2010, October 2010, August 2016 and November 2012, respectively. Mr. Leduc is Chief Investment Officer at Standish Mellon Asset Management Company LLC (Standish), an affiliate of Dreyfus.  Mr. Horsfall is Co-Deputy Chief Investment Officer and Senior Portfolio Manager at Standish.  Mr. Murphy is a Senior Portfolio Manager of Global Fixed Income at Standish.  Mr. Srivastava is Co-Deputy Chief Investment Officer and Managing Director of Global Fixed-Income at Standish. Messrs. Leduc, Horsfall, Murphy and Srivastava also are employees of Dreyfus.

The following information supersedes and replaces the third paragraph in “Fund Details -  Management” in the statutory prospectus:

David Leduc, CFA, David Horsfall, CFA, Brendan Murphy, CFA, and Raman Srivastava, CFA are the fund's primary portfolio managers, positions they have held since October 2010, October 2010, August 2016 and November 2012, respectively.  Messrs. Leduc, Horsfall, Murphy and Srivastava are jointly and primarily responsible for managing the fund's portfolio.  Mr. Leduc is Chief Investment Officer at Standish, an affiliate of Dreyfus, where he is responsible for overseeing the management of all single and multi-sector taxable bond portfolios and strategies. He has been employed by Standish since 1995. Mr. Horsfall is Co-Deputy Chief Investment Officer and Senior Portfolio Manager at Standish. Together with Messrs. Leduc and Srivastava, Mr. Horsfall is responsible for overseeing the management of multi-sector and absolute return fixed-income strategies at Standish. Mr. Horsfall also serves as the head of Standish's Fiduciary Committee and is a senior member of Standish's Counterparty Risk Committee. He has been employed by Standish since 1989. Mr. Murphy is a Senior Portfolio Manager of Global Fixed Income responsible for working with the Global Fixed Income Team at Standish to formulate portfolio strategy and assist with developed market country and global currency research.  He has been employed by Standish since 2005. Mr. Srivastava is Co-Deputy Chief Investment Officer and Managing Director of Global Fixed-Income at Standish. Together with Messrs. Leduc and Horsfall, Mr. Srivastava is responsible for overseeing the management of multi-sector and absolute return fixed income strategies at Standish.  He has been employed by Standish since October 2012.  Prior to joining Standish, he was Managing Director and portfolio manager for global fixed-income, multi-sector fixed income and absolute return strategies at Putnam Investments for more than ten years. Messrs. Leduc, Horsfall, Murphy and Srivastava also have been employed by Dreyfus since December 2005, October 2010, December 2009 and November 2012, respectively, and manage the fund as employees of Dreyfus.

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